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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 17 1998
                        (Date of earliest event reported)


                                  GAINSCO, INC.
             (Exact name of registrant as specified in its charter)



         TEXAS                                     001-09828                           75-1617013
(State or other jurisdiction               (Commission File Number)        (IRS Employer Identification No.)
     of incorporation)
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               500 COMMERCE STREET, FORT WORTH, TEXAS                  76102
               (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (817) 336-2500


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ITEM 5.  OTHER EVENTS.

         On August 17, 1998, the Company entered into Stock Purchase Agreements
(the "Agreements") for the acquisition of all of the outstanding capital stock of National Speciality Lines, Inc. ("NSL"), a licensed managing general agency specializing in the underwriting and servicing of nonstandard private passenger automobile insurance in Florida, De la Torre Insurance Adjusters, Inc. ("DLT"), a claim adjustment company and Lalande Financial Group, Inc., a servicing company which provides services to NSL and DLT. The Agreements call for the payment of $18 million in cash at the closing, which is expected to take place early in the fourth quarter of 1998, $2 million within thirty days of the first day of the month immediately following the date on which ninety percent (90%) or more of the policies written by or though NSL are policies in force of the Company and up to $20 million over a period of five years pursuant to earn out provisions. The purchase price was determined in arms length negotiations with Messrs. McRae B. Johnston, Carlos De la Torre, Michael Johnston, and Ralph
Mayoral (the "Sellers"), the holders of all outstanding shares of the companies to be acquired. Other than the proposed acquisition and the related employment contracts, the Sellers have no material relationship with either the Company or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer. It is anticipated that the acquisitions will be funded with borrowings or internally generated funds.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         No Financial statements or pro forma financial statements are required to be filed as a part of this report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

EXHIBIT
   NO.            EXHIBIT

  99.5 Press release by the Company dated August 18, 1998 announcing execution of definitive agreements to acquire Lelande Group.

  99.6            Stock Purchase Agreement with Carlos De la Torre dated August
                  17, 1998.

  99.7            Stock Purchase Agreement with McRae B. Johnston dated August
                  17, 1998.

  99.8            Stock Purchase Agreement with Michael Johnston dated August
                  17, 1998.

  99.9            Stock Purchase Agreement with Ralph Mayoral dated August 17,
                  1998.

  99.10           Employment Agreement with Carlos De la Torre dated August 17,
                  1998.



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  99.11           Employment Agreement with McRae B. Johnston dated August 17,
                  1998.

  99.12           Employment Agreement with Michael Johnston dated August 17,
                  1998.

  99.13           Employment Agreement with Ralph Mayoral dated August 17, 1998.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            GAINSCO, INC.



                                            By  /s/ SAM ROSEN
                                                --------------------------------
                                                Sam Rosen, Corporate Secretary


Dated:   August 26, 1998


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                                  GAINSCO, INC.

                                  EXHIBIT INDEX

                       NUMBER AND DESCRIPTION OF EXHIBITS*


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
EXHIBIT
   NO.            EXHIBIT
-------           --------------------------------------------------------------
  99.5            Press release by the Company dated August 18, 1998 announcing executing of definitive agreements to acquire Lelande Group.

  99.6            Stock Purchase Agreement with Carlos De la Torre dated August
                  17, 1998.

  99.7            Stock Purchase Agreement with McRae B. Johnston dated August
                  17, 1998.

  99.8            Stock Purchase Agreement with Michael Johnston dated August
                  17, 1998.

  99.9            Stock Purchase Agreement with Ralph Mayoral dated August 17,
                  1998.

  99.10           Employment Agreement with Carlos De la Torre dated August 17,
                  1998.

  99.11           Employment Agreement with McRae B. Johnston dated August 17,
                  1998.

  99.12           Employment Agreement with Michael Johnston dated August 17,
                  1998.

  99.13           Employment Agreement with Ralph Mayoral dated August 17, 1998.
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* Exhibits not listed are inapplicable.